Subsequent Events	3 Months Ended
Mar. 31, 2014
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events:

Agreement to Sell Assets
On April 15, 2014, the Company signed a definitive agreement to sell its antioxidant, ibuprofen and propofol businesses and assets to SI Group, Inc. for an undisclosed amount of cash. Included in the transaction are Albemarle’s manufacturing sites in Orangeburg, South Carolina and Jinshan, China, along with Albemarle’s antioxidant product lines manufactured in Ningbo, China. The sale is subject to customary closing conditions and is expected to close later in 2014.
At March 31, 2014, the carrying amounts of assets and liabilities by major category included in the sale were as follows (in thousands):

March 31, 2014
Assets
Current assets	$58,870
Net property, plant and equipment	$94,193
Goodwill	$16,227
Other intangibles, net of amortization	$40,958
Liabilities
Deferred income taxes	$21,447

We have considered the accounting guidance in ASC 360, Property, Plant and Equipment, and determined that the relevant asset group did not meet the criteria to accounted for as held for sale as of the balance sheet date. Additionally, we have determined that as of March 31, 2014, expected cash flows associated with this asset group were sufficient to establish recoverability of the asset carrying values, and therefore no impairment charge has been recorded in the accompanying financial statements. Beginning in the second quarter of 2014, the Company will account for and report these assets as held for sale and we expect to recognize an estimated loss on disposal, based on preliminary estimates, ranging from $50 million to $120 million. This range of estimates is based on information that was available to management at the time these condensed consolidated financial statements were prepared. Actual amounts could differ pending determination of final settlement amounts related to certain agreements, assets and liabilities included in the transaction.